UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	March 16, 2012

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On March 16, 2012, Photronics, Inc. (the “Company”) entered into amendments of its executive employment agreements with Mr. Sean Smith, Dr. Peter Kirlin, Dr. Christopher Progler and Ms. Richelle Burr (each referred to herein as the “Executive”). Each executive employment agreement was amended to delete Article 5(f) Tax Consideration. Item 5(f) provided for certain tax gross up amounts to be paid to each Executive upon a change of control.

The Company filed a proxy statement with the Securities and Exchange Commission on February 23, 2012 in connection with the Company’s annual meeting of shareholders to be held on March 28, 2012 (the “Proxy”). Page 15 of the Proxy, states that the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) understands that excise tax gross up payments upon a change of control is considered to be a pay practice that is not favored by shareholders. This issue was among several issues analyzed by the Compensation Committee in the past. For example, as stated in the Proxy, the Compensation Committee has been evaluating the inclusion of tax gross up provision in employment agreements moving forward. The issue of excise tax gross up was brought to the Company’s attention last year during its 2011 proxy season as Institution Shareholder Services (“ISS”) considers excise tax gross up provisions to be a poor pay practice and recommended a withhold on named executive officer compensation. Similarly ISS recommended a withhold again in 2012 because of the excise tax gross up in the Company’s employment agreements with executives. The Compensation Committee met on March 15, 2012 and decided that prospectively the Company will not include tax gross up provisions in its employment agreements and proposed the removal of the excise tax gross up from the Company’s current employment agreements. The Compensation Committee took this action to align more with ISS standards. On March 16, 2012, the Compensation Committee reached agreement with each of the Executives to make such removal.

A form of the amendment entered into with the Executives is attached hereto as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
Exhibits
10.1	Form Amendment to Executive Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE:	March 16, 2012	BY	/s/ Richelle E. Burr
Richelle E. Burr
Vice President, General Counsel

PHOTRONICS, INC.